UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2015

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

As previously disclosed, on April 29, 2014, Exelon Corporation, a Pennsylvania corporation (Exelon), entered into an Agreement and Plan of Merger (the Original Merger Agreement) by and among Exelon, Purple Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Exelon (Merger Sub), and Pepco Holdings, Inc., a Delaware corporation (PHI). The Original Merger Agreement was amended and restated by the Amended and Restated Agreement and Plan of Merger, dated as of July 18, 2014, among Exelon, Merger Sub and PHI.

On April 7, 2015, an Amended Settlement Agreement was filed with the Delaware Public Service Commission (PSC) by Exelon, PHI and Delmarva Power & Light Company, and signed by PSC Staff, the Delaware Public Advocate, the Department of Natural Resources and Environmental Control, the Delaware Sustainable Energy Utility, the Mid-Atlantic Renewable Energy Coalition, and the Clean Air Council. The PSC approved the Amended Settlement Agreement on May 19, 2015.

On June 2, 2015, the PSC issued an order approving the merger between Exelon and PHI on the terms set forth in the parties’ application, as amended by the Amended Settlement Agreement filed with the PSC on April 7, 2015. The order approves the merger and authorizes the consummation of the merger. A further order with the PSC’s specific grounds for approval will follow at a later date.

A copy of the joint press release concerning the PSC order issued by Exelon and PHI is attached as Exhibit 99.1. A copy of the order will be available at the PSC’s website, http://depsc.delaware.gov/, under Docket 14-193.

The proposed merger also remains subject to approval by the public service commission of the District of Columbia. Following the expiration of the U.S. Department of Justice’s review period on December 22, 2014, the Hart-Scott-Rodino Act no longer precludes completion of the merger. Exelon and PHI continue to expect to complete the merger in the second or third quarter of 2015.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release

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Cautionary Statements Regarding Forward-Looking Information

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2014 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; (2) Exelon’s First Quarter 2015 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 17; and (3) other factors discussed in filings with the SEC by Exelon. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer
Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

June 2, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release